UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23052

Oppenheimer Global Multi-Asset Growth Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end:  October 31

Date of reporting period:  4/30/2017

Item 1.  Reports to Stockholders.

Semiannual Report 4/30/2017

OppenheimerFunds®
The Right Way
to Invest

Oppenheimer
Global Multi-Asset Growth Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 4/30/17

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country World Index
6-Month	9.16%	2.88%	11.76%
1-Year	14.28	7.71	15.14
Since Inception (8/27/15)	8.99	5.20	10.55

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 5.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2      OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a return of 9.16% during the reporting period. In comparison, the MSCI All Country World Index (the “Index”) produced a return of 11.76% over the same period.

MARKET OVERVIEW

The world experienced a major unexpected event in early November, with the U.S. election delivering a victory to Donald J. Trump, the Republican candidate. Markets began to price in optimism on fiscal spending and potential for broad reforms as it became clear the Republican Party would control the Presidency, and have controlling majorities in the House and Senate. Investors were most positive on potential fiscal expansion, through both infrastructure spending and tax cuts for individuals and corporations.

Central banks slightly reduced monetary stimulus during December, though the moves were generally well telegraphed and were taken positively by markets. The most notable was the U.S. Federal Reserve (the “Fed”), who hiked rates (as widely expected) for the first time since December 2015. The accompanying statement was more hawkish than many expected, forecasting a pickup in growth and employment and one more rate hike for 2017 than they had previously indicated.

Markets started 2017 on a positive note, with business and consumer sentiment hitting recent highs in the U.S. and inflation figures generally coming in above expectations.

Economic data continued to show signs that the global slowdown evident in early 2016 is abating.

Donald Trump was sworn in as the new U.S. President at the end of January and promptly began pushing against long-held U.S. policies, including bans on immigration and improved regulatory environment for pipelines.

Markets generally traded on a positive note during February, as continued strength in U.S. and global economic indicators helped maintain expectations of a cyclical upswing in growth. Key business surveys on manufacturing and services were strong and beat expectations, indicating a strong outlook for growth in the short term.

European political issues remained near the surface. Predictions of “Frexit” and the demise of the euro emerged. These fears eased after the period ended with the election of Emmanuel Macron.

As February drew to a close, the Fed became increasingly vocal about the possibility of a March rate hike. The Fed followed through on their comments and hiked its short-term rates in March for the third time since the financial

3        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

crisis, marking an increase in the pace of rate moves.

By the end of March, a ‘chase for yield’ mentality began to return to markets, and both credit and government bond markets attracted buyers.

Market activity was relatively subdued in April, and trading levels remained in recent ranges. There were a couple of key developments, including slowing global momentum in key economic measures, balanced by more positive outcomes from French elections and the start of U.S. earnings season.

FUND REVIEW

The Fund’s absolute performance was driven by positive performance across its equity, fixed income, and alternative components. The primary driver of the Fund’s positive performance during the reporting period came from its equity components. This was driven mostly by widespread strong performance across our international and domestic equity strategies. The largest contributors were the global equity strategy and our large cap core strategy.

In terms of asset allocation, our macroeconomic tools and research indicate the world economy continues its broad-based and synchronized acceleration in economic activity. All major developed markets have moved back into an “expansion” phase of the business cycle, while emerging markets remain on a gradual “recovery” path that began in early 2016. This macro backdrop has justified a moderately long risk posture in our portfolio during the past few months, and we believe it will continue to support traditionally riskier assets in the near-term.

The fixed income component in the aggregate was a positive contributor to performance. A top contributor during the period was our allocation to credit assets. In particular, our bank loan and global high yield strategies were large contributors. Credit assets have been some of the best performing assets on a risk-adjusted basis during the period. We continue to see attractive income and total return opportunities in emerging markets local debt, given attractive real yields, stable inflation and cheap currency valuations in most high yielding markets. During the period our allocation to emerging markets local debt was a positive contributor to relative performance versus the Index. We see value in this asset class in comparison to developed market bonds that have low or negative real yields. In addition, many emerging markets have room to cut rates as inflation declines and this will provide some capital appreciation.

In contrast to positive economic momentum in the macro environment, we see warning signs in the credit cycle. Specifically, growing corporate leverage and the resulting tighter lending standards could increase credit market vulnerability. As a result, we have reduced our exposure to certain areas of the credit markets, particularly high yield bonds. Despite favorable economic conditions, the

4        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

current business cycle is very extended, a fact that is reflected in the expensive valuations of several asset classes as well as the build-up of leverage in the corporate sector. In the credit cycle, corporate leverage typically follows a cyclical pattern that precedes changes in credit conditions by several quarters and is followed by a re-pricing of credit spreads. Today the non-financial corporate credit cycle has reached cyclical highs, surpassing the 2008 peak and approaching the peaks of 1989 and 2000. All three of these episodes coincided with recessions.

During the period, we had begun to adjust our portfolios to better reflect the growing risks in the credit cycle. Specifically, we have substantially reduced our high yield corporate bond exposures in favor of bank loans, where we see comparable spreads for less interest rate risk. We have also made some moderate adjustments to reflect additional concerns arising from a tightening Fed, softening in oil prices, and uncertainty around fiscal policy and European elections. Coupled with the rising risks in the credit cycle, these factors could be headwinds to global growth and lead to increased volatility down the road. We slightly reduced our exposure to equities to realize some gains from their impressive post-election run, while also reducing overall risk.

During the reporting period, our allocation to certain alternative strategies was a slight contributor to performance. In particular, Oppenheimer Global Multi Strategies Fund and Oppenheimer Fundamental Alternatives Fund posted slight positive returns for the period, but did not keep pace with other risk-oriented assets. These funds seek to offer the diversification benefits of hedge fund-like strategies and use systematic and fundamental techniques to generate return. Both funds seek to generate attractive risk-adjusted returns that exhibit low correlation to traditional stocks and bonds. We believe having exposure to these funds provides a great diversification strategy in this equity-dominated growth Fund.

The Fund’s return shaping strategies, which are designed to improve our overall risk profile, detracted from performance during the reporting period. Under normal circumstances, we expect return shaping strategies to cost money, like any insurance premium, and commensurately enhance returns or partially protect principal in environments of extreme market volatility. These strategies are also often used as an efficient way to access upside market participation, especially when we are running lower levels of risk. During the period we utilized downside hedges to reduce tail risk and layer in some downside mitigation in the event we had a risk-off environment. In the absence of volatility during the period, the premium spent for downside hedges was a small detractor.

STRATEGY & OUTLOOK

The Fund’s investment objective is to seek capital appreciation. The Fund is managed by the Global Multi-Asset Group, which relies on its proprietary research to gauge the impact of changes in the macroeconomic

5        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

backdrop, overall risk environment and evaluations of prospective risks and returns across asset classes. The Fund invests in a globally diversified set of growth generating assets like traditional equities, fixed income assets, and alternatives. The Fund will dynamically allocate across assets based on the investment team’s views. The Fund seeks to capture the best opportunities for growth with less risk than the broad equity market.

We have modest return expectations given valuations in most asset classes and prefer equities over developed market bonds. We do favor emerging versus developed assets and currencies due to attractive relative valuations and cyclical tailwinds. We also have a preference for European equities over U.S. equities, where we see cheaper valuations and improving macroeconomic conditions. In our view, we see continued global growth as supportive to traditionally riskier assets in the near term. With that said, looking out further, we do see increasing vulnerabilities in credit markets. In particular, non-financial corporate leverage nearing previous cyclical peaks resulted in portfolio changes to move up in credit quality and prefer bank loans to high yield corporate debt. As always, we continue to closely monitor the developments in the credit cycle as well as the political and policy landscapes to assess risks to the macro outlook and financial markets. While fundamental risks are increasing, we don’t yet see a clear catalyst for increased volatility and broad-based underperformance in risk assets in the near term. Should we see the positive economic data fade, or volatility spread to equities and credit, we stand ready to adapt to a changing environment.

Mark Hamilton	Dokyoung Lee, CFA
Portfolio Manager	Portfolio Manager

Benjamin Rockmuller, CFA	Alessio de Longis, CFA
Portfolio Manager	Portfolio Manager

6        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

Alphabet, Inc., Cl. C	1.2%
Apple, Inc.	1.2
SAP SE	0.8
Facebook, Inc., Cl. A	0.8
Airbus SE	0.8
Citigroup, Inc.	0.7
Comcast Corp., Cl. A	0.6
LVMH Moet Hennessy Louis Vuitton SE	0.6
Kering	0.6
Alibaba Group Holding Ltd., Sponsored ADR	0.6

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on net assets. For more current Fund holdings, please visit oppenheimerfund.com.

TOP TEN GEOGRAPHICAL HOLDINGS

United States	54.7%
France	5.8
Japan	4.9
United Kingdom	4.3
Brazil	3.8
Germany	3.2
Switzerland	2.7
China	2.2
India	1.9
Canada	1.8

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on total market value of investments.

PORTFOLIO ALLOCATION
Common Stocks	63.0%
Investment Companies
iShares MSCI Brazil Capped Exchange Traded Fund	1.4
Oppenheimer Fundamental Alternatives Fund	5.6
Oppenheimer Global High Yield Fund	4.3
Oppenheimer Institutional Government Money Market Fund	10.3
Oppenheimer Master Loan Fund, LLC	1.8
Oppenheimer Senior Floating Rate Fund	3.8
Foreign Government Obligations	7.4
U.S. Government Obligations	2.1
Preferred Stocks	0.3

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on the total market value of investments.

REGIONAL ALLOCATION

U.S./Canada	56.5%
Europe	20.5
Asia	12.8
Latin America	6.2
Emerging Europe	2.5
Middle East/Africa	1.5

Portfolio holdings and allocations are subject to change. Percentages are as of April 30, 2017, and are based on total market value of investments.

7        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMGAX)	8/27/15	9.16%	14.28%	8.99%
Class C (QMGCX)	8/27/15	8.90	13.59	8.23
Class I (QMGIX)	8/27/15	9.39	14.63	9.30
Class R (QMGRX)	8/27/15	9.11	14.13	8.77
Class Y (QMGYX)	8/27/15	9.21	14.55	9.17

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 4/30/17

	Inception Date	6-Month	1-Year	Since Inception
Class A (QMGAX)	8/27/15	2.88%	7.71%	5.20%
Class C (QMGCX)	8/27/15	7.90	12.59	8.23
Class I (QMGIX)	8/27/15	9.39	14.63	9.30
Class R (QMGRX)	8/27/15	9.11	14.13	8.77
Class Y (QMGYX)	8/27/15	9.21	14.55	9.17

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 5.75% and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

The Fund’s performance is compared to the performance of the MSCI All Country World Index.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

8        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

9        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended April 30, 2017.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended April 30, 2017” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

10        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Actual	Beginning Account Value November 1, 2016	Ending Account Value April 30, 2017	Expenses Paid During 6 Months Ended April 30, 2017
Class A	$1,000.00	$1,091.60	$5.72
Class C	1,000.00	1,089.00	9.62
Class I	1,000.00	1,093.90	4.42
Class R	1,000.00	1,091.10	7.02
Class Y	1,000.00	1,092.10	4.94

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.34	5.52
Class C	1,000.00	1,015.62	9.29
Class I	1,000.00	1,020.58	4.27
Class R	1,000.00	1,018.10	6.78
Class Y	1,000.00	1,020.08	4.77

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended April 30, 2017 are as follows:

Class	Expense Ratios
Class A	1.10%
Class C	1.85
Class I	0.85
Class R	1.35
Class Y	0.95

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

11        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

	Shares	Value
Common Stocks—62.4%
Consumer Discretionary—11.1%
Auto Components—1.1%
Adient plc	142	$10,445
Bridgestone Corp.	3,700	154,468
Continental AG	551	123,342
Delphi Automotive plc	968	77,827
Koito Manufacturing Co. Ltd.	1,400	72,336
Valeo SA	3,250	233,662
		672,080
Automobiles—0.7%
Astra International Tbk PT	57,500	38,575
Bayerische Motoren Werke AG	522	49,839
Hero MotoCorp Ltd.	2,211	113,921
Subaru Corp.	1,300	49,223
Suzuki Motor Corp.	3,200	133,754
Tata Motors Ltd., Sponsored ADR	533	19,012
		404,324
Diversified Consumer Services—0.2%
Dignity plc	1,495	48,269
Estacio Participacoes SA	5,600	31,458
Kroton Educacional SA	5,200	24,492
New Oriental Education & Technology Group, Inc., Sponsored ADR[1]	790	50,986
		155,205
Hotels, Restaurants & Leisure—1.7%
Accor SA1	1,651	75,248
Carnival Corp.	4,032	249,057
Cedar Fair LP2	561	40,207
China Lodging Group Ltd., Sponsored ADR[1]	625	44,362
Crown Resorts Ltd.	4,800	44,913
Domino’s Pizza Group plc	15,510	66,380
Galaxy Entertainment Group Ltd.	13,000	72,262
Genting Bhd	21,200	48,026
Genting Malaysia Bhd	16,600	22,432
International Game Technology plc	2,241	49,750
Jollibee Foods Corp.	5,270	22,150
McDonald’s Corp.	884	123,698
Sands China Ltd.	16,000	72,681
Starbucks Corp.	618	37,117
Whitbread plc	1,099	57,436
Wyndham Worldwide Corp.	317	30,213
		1,055,932
Household Durables—0.8%
Newell Brands, Inc.	443	21,149
SEB SA	732	118,107
Sony Corp.	5,000	168,856

12        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Household Durables (Continued)
Whirlpool Corp.	859	$159,499
		467,611
Internet & Catalog Retail—0.7%
Amazon.com, Inc.[1]	133	123,024
Ctrip.com International Ltd., ADR[1]	1,550	78,291
JD.com, Inc., ADR[1]	3,434	120,430
Priceline Group, Inc. (The)[1]	39	72,026
Rakuten, Inc.	3,200	32,793
		426,564
Leisure Products—0.2%
Nintendo Co. Ltd.	600	151,239
Media—1.5%
Comcast Corp., Cl. A	9,959	390,293
DISH Network Corp., Cl. A1	444	28,611
ProSiebenSat.1 Media SE	1,606	68,210
SES SA, Cl. A, FDR	3,038	66,513
Technicolor SA	10,532	53,471
Walt Disney Co. (The)	1,683	194,555
Zee Entertainment Enterprises Ltd.	15,608	127,715
		929,368
Multiline Retail—0.2%
Dollarama, Inc.	1,155	101,112
Specialty Retail—1.6%
AutoNation, Inc.[1]	755	31,710
AutoZone, Inc.[1]	319	220,809
Dufry AG1	654	107,180
Industria de Diseno Textil SA	6,047	231,797
Lowe’s Cos., Inc.	3,059	259,648
Steinhoff International Holdings NV	3,541	18,039
Tiffany & Co.	1,141	104,573
		973,756
Textiles, Apparel & Luxury Goods—2.4%
adidas AG	310	62,102
Brunello Cucinelli SpA	1,021	26,741
Burberry Group plc	3,776	78,817
Christian Dior SE	434	119,232
Cie Financiere Richemont SA	999	83,463
Coach, Inc.	720	28,361
Hermes International	185	88,504
Kering	1,151	357,131
LVMH Moet Hennessy Louis Vuitton SE	1,572	388,391
NIKE, Inc., Cl. B	540	29,921
Pandora AS	688	74,406

13        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Textiles, Apparel & Luxury Goods (Continued)
Prada SpA	14,800	$69,488
Tod’s SpA	349	26,960
		1,433,517
Consumer Staples—5.5%
Beverages—1.7%
Ambev SA, ADR	6,490	37,188
Anadolu Efes Biracilik Ve Malt Sanayii AS	3,487	19,652
Anheuser-Busch InBev SA/NV	484	54,693
Coca-Cola Amatil Ltd.	7,949	55,832
Coca-Cola European Partners plc	2,260	87,281
Constellation Brands, Inc., Cl. A	218	37,614
Diageo plc	1,364	39,726
Dr Pepper Snapple Group, Inc.	379	34,735
Fomento Economico Mexicano SAB de CV	5,317	47,848
Fomento Economico Mexicano SAB de CV, Sponsored ADR	270	24,311
Heineken NV	1,088	96,936
Kweichow Moutai Co. Ltd., Cl. A	900	53,948
Molson Coors Brewing Co., Cl. B	449	43,055
Nigerian Breweries plc	26,001	9,497
PepsiCo, Inc.	1,798	203,677
Pernod Ricard SA	1,663	208,034
Wuliangye Yibin Co. Ltd., Cl. A	2,501	16,500
		1,070,527
Food & Staples Retailing—0.8%
Alimentation Couche-Tard, Inc., Cl. B	1,558	71,654
BIM Birlesik Magazalar AS	1,198	19,569
CP ALL PCL	49,034	86,328
Kroger Co. (The)	559	16,574
Magnit PJSC	756	116,431
Rite Aid Corp.[1]	2,348	9,392
Shoprite Holdings Ltd.	1,440	22,617
SPAR Group Ltd. (The)	4,584	61,836
Walgreens Boots Alliance, Inc.	642	55,559
Whole Foods Market, Inc.	1,126	40,953
		500,913
Food Products—1.7%
Barry Callebaut AG1	55	75,446
Danone SA	1,992	139,254
Kraft Heinz Co. (The)	1,844	166,679
Mondelez International, Inc., Cl. A	3,266	147,068
Nestle SA	1,680	129,410
Saputo, Inc.	2,747	90,316
Tingyi Cayman Islands Holding Corp.	12,000	15,418
Unilever plc	4,445	228,675

14        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Food Products (Continued)
Want Want China Holdings Ltd.	39,000	$28,082
		1,020,348
Household Products—0.7%
Colgate-Palmolive Co.	2,519	181,469
HRG Group, Inc.[1]	469	9,385
Kimberly-Clark de Mexico SAB de CV, Cl. A	9,635	20,564
Procter & Gamble Co. (The)	681	59,472
Reckitt Benckiser Group plc	869	80,032
Spectrum Brands Holdings, Inc.	275	39,526
Weatherford International plc[1]	6,451	37,222
		427,670
Personal Products—0.1%
LG Household & Health Care Ltd.	64	48,715
Tobacco—0.5%
KT&G Corp.	593	52,903
Philip Morris International, Inc.	1,641	181,888
Swedish Match AB	1,781	58,751
		293,542
Energy—2.1%
Energy Equipment & Services—0.3%
Halliburton Co.	740	33,951
Schlumberger Ltd.	367	26,641
TechnipFMC plc[1]	4,414	132,648
		193,240
Oil, Gas & Consumable Fuels—1.8%
Chevron Corp.	992	105,846
ConocoPhillips	399	19,116
Enbridge, Inc.	971	40,248
Hess Corp.	399	19,483
Husky Energy, Inc.[1]	1,608	18,565
Koninklijke Vopak NV	1,409	63,518
Magellan Midstream Partners LP2	2,419	179,732
Novatek PJSC, Sponsored GDR	1,055	127,664
Phillips 66	2,424	192,854
Suncor Energy, Inc.	7,524	235,953
TOTAL SA	1,465	75,092
Ultrapar Participacoes SA	300	6,656
		1,084,727
Financials—10.3%
Capital Markets—2.3%
Ameriprise Financial, Inc.	224	28,638
Bank of New York Mellon Corp. (The)	3,004	141,368
BlackRock, Inc., Cl. A	38	14,614

15        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Capital Markets (Continued)
Charles Schwab Corp. (The)	953	$37,024
CME Group, Inc., Cl. A	1,096	127,344
Credit Suisse Group AG1	2,756	41,898
Daiwa Securities Group, Inc.	2,000	12,172
Goldman Sachs Group, Inc. (The)	555	124,209
Intercontinental Exchange, Inc.	1,998	120,280
Morgan Stanley	601	26,065
Nasdaq, Inc.	873	60,124
NEX Group plc	6,957	55,448
S&P Global, Inc.	2,049	274,955
TP ICAP plc	9,510	56,424
UBS Group AG	16,670	284,770
		1,405,333
Commercial Banks—3.2%
3SBio, Inc.[1,3]	8,500	11,363
Australia & New Zealand Banking Group Ltd.	3,890	95,215
Banco Bilbao Vizcaya Argentaria SA	5,941	47,531
Bank Mandiri Persero Tbk PT	29,300	25,727
Bank of America Corp.	7,746	180,792
Bank of the Philippine Islands	2,210	4,634
Bank Pekao SA	1,207	43,703
Barclays plc	20,650	56,292
BDO Unibank, Inc.	2,476	5,939
BOC Hong Kong Holdings Ltd.	16,000	65,852
Citigroup, Inc.	7,067	417,801
Credicorp Ltd.	90	13,829
Firstrand Ltd.	441	1,648
Grupo Aval Acciones y Valores SA, ADR	3,400	27,132
Grupo Financiero Banorte SAB de CV, Cl. O	5,900	34,146
Grupo Financiero Inbursa SAB de CV, Cl. O	21,821	36,849
ICICI Bank Ltd., Sponsored ADR	23,491	201,318
JPMorgan Chase & Co.	2,085	181,395
KeyCorp.	2,060	37,574
Kotak Mahindra Bank Ltd.	3,433	48,224
Sberbank of Russia PJSC, Sponsored ADR	5,110	60,734
Societe Generale SA	1,986	108,556
Sumitomo Mitsui Financial Group, Inc.	900	33,354
Sumitomo Mitsui Trust Holdings, Inc.	500	17,154
SunTrust Banks, Inc.	1,273	72,319
US Bancorp	1,866	95,689
Zenith Bank plc	161,349	7,152
		1,931,922
Consumer Finance—0.5%
American Express Co.	1,814	143,759
Cholamandalam Investment & Finance Co. Ltd.	606	10,492
Discover Financial Services	1,244	77,862
Prosegur Cash SA1,3	22,380	57,046

16        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Consumer Finance (Continued)
Synchrony Financial	1,250	$34,750
		323,909
Diversified Financial Services—0.9%
Ayala Corp.	260	4,508
Berkshire Hathaway, Inc., Cl. B1	964	159,262
BM&FBovespa SA-Bolsa de Valores Mercadorias e Futuros	12,100	72,469
Grupo de Inversiones Suramericana SA	1,699	22,465
Hong Kong Exchanges & Clearing Ltd.	914	22,480
ING Groep NV	6,991	113,758
Kinnevik AB, Cl. B	2,132	56,864
Moscow Exchange (The)	11,386	22,992
ORIX Corp.	5,300	80,976
		555,774
Insurance—2.2%
AIA Group Ltd.	16,600	114,825
Allianz SE	706	134,415
American International Group, Inc.	1,166	71,021
Aon plc	335	40,146
Dai-ichi Life Holdings, Inc.	5,700	97,236
FNF Group	1,737	71,130
Marsh & McLennan Cos., Inc.	1,052	77,985
MetLife, Inc.	2,959	153,306
Old Mutual plc	14,392	36,279
Ping An Insurance Group Co. of China Ltd., Cl. H	10,000	56,198
Progressive Corp. (The)	1,965	78,050
Prudential plc	14,971	332,386
Sul America SA	3,933	20,805
XL Group Ltd.	923	38,628
		1,322,410
Real Estate Investment Trusts (REITs)—0.5%
Boston Properties, Inc.	177	22,408
British Land Co. plc (The)	3,660	31,118
Crown Castle International Corp.	616	58,274
Digital Realty Trust, Inc.	185	21,245
HCP, Inc.	1,179	36,962
Invitation Homes, Inc.[1]	690	14,870
Mid-America Apartment Communities, Inc.	702	69,645
Ventas, Inc.	405	25,924
		280,446
Real Estate Management & Development—0.4%
Ayala Land, Inc.	28,200	19,921
DLF Ltd.[1]	52,467	151,503
Emaar Properties PJSC	8,672	16,934
SM Prime Holdings, Inc.[1]	61,000	36,380

17        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Real Estate Management & Development (Continued)
SOHO China Ltd.	18,000	$9,819
		234,557
Thrifts & Mortgage Finance—0.3%
Housing Development Finance Corp. Ltd.	8,078	193,475
Health Care—6.7%
Biotechnology—1.7%
ACADIA Pharmaceuticals, Inc.[1]	1,807	62,034
Amgen, Inc.	380	62,062
Biocon Ltd.[1]	550	9,435
Biogen, Inc.[1]	438	118,790
BioMarin Pharmaceutical, Inc.[1]	403	38,624
Bluebird Bio, Inc.[1]	392	34,868
Blueprint Medicines Corp.[1]	280	13,042
Celgene Corp.[1]	1,730	214,607
Circassia Pharmaceuticals plc[1]	13,350	17,197
CSL Ltd.	1,059	105,166
Gilead Sciences, Inc.	1,201	82,329
Grifols SA	4,081	109,589
Ionis Pharmaceuticals, Inc.[1]	1,090	52,527
MacroGenics, Inc.[1]	1,473	31,832
Sage Therapeutics, Inc.[1]	671	47,641
Vertex Pharmaceuticals, Inc.[1]	137	16,207
		1,015,950
Health Care Equipment & Supplies—1.3%
Boston Scientific Corp.[1]	3,150	83,097
Coloplast AS, Cl. B	1,075	92,011
CR Bard, Inc.	84	25,828
Danaher Corp.	931	77,580
Essilor International SA	655	84,864
Intuitive Surgical, Inc.[1]	40	33,435
Medtronic plc	554	46,032
Sonova Holding AG	466	68,911
Stryker Corp.	709	96,686
William Demant Holding AS1	2,770	63,417
Zimmer Biomet Holdings, Inc.	1,160	138,794
		810,655
Health Care Providers & Services—1.6%
Aetna, Inc.	1,313	177,347
Anthem, Inc.	810	144,091
Apollo Hospitals Enterprise Ltd.[1]	1,699	32,568
Cardinal Health, Inc.	211	15,316
Centene Corp.[1]	630	46,872
Express Scripts Holding Co.[1]	1,444	88,575
Humana, Inc.	104	23,086
Laboratory Corp. of America Holdings[1]	288	40,363

18        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Health Care Providers & Services (Continued)
Mediclinic International plc	1,170	$12,448
Sinopharm Group Co. Ltd., Cl. H	11,200	50,136
Sonic Healthcare Ltd.	3,246	53,672
UnitedHealth Group, Inc.	1,486	259,872
		944,346
Health Care Technology—0.2%
Bharti Infratel Ltd.	4,179	23,069
Cerner Corp.[1]	1,472	95,312
		118,381
Life Sciences Tools & Services—0.3%
Agilent Technologies, Inc.	838	46,132
Lonza Group AG1	508	103,892
Samsung Biologics Co. Ltd.[1]	112	17,208
Thermo Fisher Scientific, Inc.	142	23,477
		190,709
Pharmaceuticals—1.6%
Allergan plc	293	71,451
Bayer AG	809	100,109
Celltrion, Inc.[1]	57	4,490
Dr. Reddy’s Laboratories Ltd.	660	26,675
Galenica AG	50	54,356
GlaxoSmithKline plc, Sponsored ADR	529	21,636
Glenmark Pharmaceuticals Ltd.	1,357	18,893
Hikma Pharmaceuticals plc	320	8,033
Jiangsu Hengrui Medicine Co. Ltd., Cl. A	5,540	43,076
Merck & Co., Inc.	3,471	216,347
Mylan NV1	1,512	56,473
Novo Nordisk AS, Cl. B	1,828	71,111
Pfizer, Inc.	1,810	61,395
Roche Holding AG	586	153,268
Shire plc	735	43,308
Teva Pharmaceutical Industries Ltd., Sponsored ADR	558	17,622
Valeant Pharmaceuticals International, Inc.[1]	1,870	17,297
		985,540
Industrials—9.0%
Aerospace & Defense—1.2%
Airbus SE	6,058	489,802
Arconic, Inc.	222	6,067
Embraer SA, Sponsored ADR	1,300	24,960
Lockheed Martin Corp.	743	200,201
		721,030
Air Freight & Couriers—0.3%
FedEx Corp.	95	18,021
Royal Mail plc	6,861	35,756

19        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Air Freight & Couriers (Continued)
United Parcel Service, Inc., Cl. B	734	$78,876
XPO Logistics, Inc.[1]	1,109	54,774
		187,427
Airlines—0.3%
Delta Air Lines, Inc.	589	26,764
International Consolidated Airlines Group SA	6,330	45,884
Japan Airlines Co. Ltd.	2,200	69,487
Southwest Airlines Co.	347	19,509
Spirit Airlines, Inc.[1]	527	30,181
		191,825
Building Products—0.3%
Assa Abloy AB, Cl. B	5,049	109,319
SMC Corp.	300	84,607
		193,926
Commercial Services & Supplies—0.8%
Edenred	3,520	90,193
Johnson Controls International plc	4,003	166,405
KAR Auction Services, Inc.	1,121	48,898
Prosegur Cia de Seguridad SA	13,515	88,138
Republic Services, Inc., Cl. A	304	19,149
Waste Connections, Inc.	499	45,918
Waste Management, Inc.	298	21,688
		480,389
Construction & Engineering—0.4%
Boskalis Westminster	1,513	55,636
FLSmidth & Co. AS	554	33,301
Vinci SA	1,906	162,362
		251,299
Electrical Equipment—1.4%
ABB Ltd.	1,455	35,593
Eaton Corp. plc	1,033	78,136
Emerson Electric Co.	596	35,927
Legrand SA	1,319	85,379
Mitsubishi Electric Corp.	5,600	78,171
Nidec Corp.	2,740	251,447
Philips Lighting NV1,3	3,343	113,018
Schneider Electric SE	2,454	193,778
		871,449
Industrial Conglomerates—0.9%
3M Co.	577	112,994
General Electric Co.	6,333	183,594
Jardine Strategic Holdings Ltd.	1,500	63,334
Seibu Holdings, Inc.	1,700	29,686

20        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Industrial Conglomerates (Continued)
Siemens AG	546	$78,263
SM Investments Corp.	3,260	47,492
		515,363
Machinery—1.0%
Aalberts Industries NV	2,777	110,092
Atlas Copco AB, Cl. A	2,855	106,630
Caterpillar, Inc.	199	20,350
Deere & Co.	364	40,626
FANUC Corp.	300	60,996
Kubota Corp.	2,700	42,529
PACCAR, Inc.	292	19,485
Parker-Hannifin Corp.	301	48,401
SKF AB, Cl. B	3,531	77,559
Stanley Black & Decker, Inc.	122	16,610
Wabtec Corp.	415	34,814
Weir Group plc (The)	1,248	32,182
		610,274
Professional Services—0.9%
Bureau Veritas SA	1,380	31,965
Experian plc	3,869	83,076
Intertek Group plc	1,520	79,963
Nielsen Holdings plc	3,269	134,454
Recruit Holdings Co. Ltd.	3,300	166,805
SGS SA	22	49,517
		545,780
Road & Rail—0.4%
Canadian National Railway Co.	1,319	95,350
Canadian Pacific Railway Ltd.	980	150,185
Kansas City Southern	169	15,222
		260,757
Trading Companies & Distributors—0.8%
Brenntag AG	2,674	158,449
Bunzl plc	3,304	103,042
ITOCHU Corp.	2,900	41,044
Travis Perkins plc	3,614	75,402
Wolseley plc	1,313	83,279
		461,216
Transportation Infrastructure—0.3%
Beijing Capital International Airport Co. Ltd., Cl. H	38,000	53,675
DP World Ltd.	2,881	58,853
Grupo Aeroportuario del Sureste SAB de CV, Cl. B	1,601	30,380
		142,908

21        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Information Technology—12.8%
Communications Equipment—0.3%
Cisco Systems, Inc.	3,837	$130,726
Nokia OYJ	13,720	78,440
		209,166
Electronic Equipment, Instruments, & Components—1.4%
Hoya Corp.	2,600	124,353
Keyence Corp.	600	241,404
Kyocera Corp.	1,600	90,696
Murata Manufacturing Co. Ltd.	1,600	214,857
Spectris plc	1,422	50,787
TDK Corp.	1,600	99,197
TE Connectivity Ltd.	659	50,987
		872,281
Internet Software & Services—3.9%
Alibaba Group Holding Ltd., Sponsored ADR[1]	2,993	345,691
Alphabet, Inc., Cl. A1	266	245,922
Alphabet, Inc., Cl. C1	829	751,041
Baidu, Inc., Sponsored ADR[1]	743	133,911
Facebook, Inc., Cl. A1	3,299	495,675
MercadoLibre, Inc.	20	4,578
NAVER Corp.	85	59,709
Tencent Holdings Ltd.	7,100	222,083
Twitter, Inc.[1]	2,878	47,429
United Internet AG	1,151	52,979
		2,359,018
IT Services—1.3%
Amadeus IT Group SA, Cl. A	1,626	87,653
Amdocs Ltd.	1,847	113,110
Atos SE	500	65,537
Earthport plc[1]	35,740	12,032
First Data Corp., Cl. A1	1,880	29,365
Infosys Ltd.	6,865	98,206
Mastercard, Inc., Cl. A	1,019	118,530
PayPal Holdings, Inc.[1]	4,657	222,232
Tata Consultancy Services Ltd.	1,207	42,643
		789,308
Semiconductors & Semiconductor Equipment—2.0%
Applied Materials, Inc.	2,017	81,910
ASML Holding NV	681	89,924
Broadcom Ltd.	550	121,446
Infineon Technologies AG	12,348	255,615
Maxim Integrated Products, Inc.	4,065	179,470
Micron Technology, Inc.[1]	697	19,286
NXP Semiconductors NV1	252	26,649
SK Hynix, Inc.	2,091	99,264

22        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

	Shares	Value
Semiconductors & Semiconductor Equipment (Continued)
STMicroelectronics NV	4,160	$67,346
Taiwan Semiconductor Manufacturing Co. Ltd.	34,000	218,265
Texas Instruments, Inc.	900	71,262
		1,230,437
Software—2.5%
Activision Blizzard, Inc.	592	30,932
Adobe Systems, Inc.[1]	1,139	152,330
Check Point Software Technologies Ltd.[1]	128	13,313
Dassault Systemes SE	961	85,837
Gemalto NV	960	53,706
Intuit, Inc.	1,278	160,018
Microsoft Corp.	3,432	234,955
Oracle Corp.	1,026	46,129
SAP SE	5,096	511,087
Snap, Inc., Cl. A1	569	12,831
Synopsys, Inc.[1]	759	55,938
Temenos Group AG1	1,536	132,907
		1,489,983
Technology Hardware, Storage & Peripherals—1.4%
Apple, Inc.	4,897	703,454
HP, Inc.	2,047	38,525
Western Digital Corp.	1,016	90,495
		832,474
Materials—2.2%
Chemicals—1.4%
Air Liquide SA	510	61,437
Akzo Nobel NV	1,108	96,740
Albemarle Corp.	143	15,574
Eastman Chemical Co.	716	57,101
EI du Pont de Nemours & Co.	881	70,260
Essentra plc	6,658	46,691
Linde AG	1,149	206,452
Novozymes AS, Cl. B	1,668	72,062
PPG Industries, Inc.	1,104	121,263
Sherwin-Williams Co. (The)	50	16,734
Sika AG	14	89,360
		853,674
Construction Materials—0.3%
Indocement Tunggal Prakarsa Tbk PT	14,000	17,801
James Hardie Industries plc	4,632	78,589
Semen Indonesia Persero Tbk PT	5,500	3,640
UltraTech Cement Ltd.	490	32,351
Vulcan Materials Co.	472	57,055
		189,436

23        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Containers & Packaging—0.2%
CCL Industries, Inc., Cl. B	424	$98,153
WestRock Co.	345	18,478
		116,631
Metals & Mining—0.3%
Alrosa PJSC	18,425	31,682
Glencore plc[1]	18,140	71,091
Goldcorp, Inc.	2,633	36,757
Nucor Corp.	697	42,747
		182,277
Telecommunication Services—2.0%
Diversified Telecommunication Services—1.3%
BT Group plc, Cl. A	27,446	108,317
CenturyLink, Inc.	838	21,511
Iliad SA	392	95,167
Inmarsat plc	9,216	97,570
Nippon Telegraph & Telephone Corp.	5,600	239,627
Spark New Zealand Ltd.	37,827	95,994
Verizon Communications, Inc.	2,570	117,989
		776,175
Wireless Telecommunication Services—0.7%
China Mobile Ltd.	1,500	15,981
KDDI Corp.	3,900	103,446
Rogers Communications, Inc., Cl. B	2,160	99,040
SK Telecom Co. Ltd.	229	48,317
T-Mobile US, Inc.[1]	964	64,848
Vodafone Group plc	43,392	111,864
		443,496
Utilities—0.7%
Electric Utilities—0.5%
Edison International	1,382	110,519
Entergy Corp.	363	27,682
PG&E Corp.	2,316	155,288
		293,489
Gas Utilities—0.1%
AmeriGas Partners LP2	915	41,193
Multi-Utilities—0.1%
National Grid plc	7,057	91,405
Total Common Stocks (Cost $31,969,192)		37,927,883
Preferred Stocks—0.4%
Bayerische Motoren Werke (BMW) AG, Preference	1,728	142,070
Lojas Americanas SA, Preference	10,860	57,618

24        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

		Shares	Value
Preferred Stocks (Continued)
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv.		56,210	$8,249
Total Preferred Stocks (Cost $174,944)			207,937
		Principal Amount
U.S. Government Obligation—2.0%
United States Treasury Bonds, 2.875%, 8/15/45[4] (Cost $1,246,157)		$1,259,000	1,237,803
Foreign Government Obligations—7.3%
Argentine Republic:
2.25% Bonds, 4/28/20[5]	ARS	175,000	12,894
2.50% Bonds, 7/22/21[5]	ARS	485,000	37,827
16.00% Bonds, 10/17/23	ARS	265,000	18,461
22.75% Bonds, 3/5/18	ARS	400,000	26,532
23.306% Sr. Unsec. Nts., 3/1/20[6]	ARS	1,038,000	71,942
Federative Republic of Brazil:
9.762% Unsec. Nts., 1/1/19	BRL	1,605,000	511,133
9.762% Unsec. Nts., 1/1/21	BRL	1,415,000	447,237
9.762% Unsec. Nts., 1/1/23	BRL	360,000	112,923
12.90% Unsec. Nts., 8/15/22	BRL	65,000	63,097
18.194% Unsec. Nts., 5/15/45	BRL	25,000	25,644
Hungary:
Series 20/A, 7.50% Bonds, 11/12/20	HUF	6,400,000	27,277
Series 25/B, 5.50% Bonds, 6/24/25	HUF	25,100,000	102,887
Republic of Chile, 4.50% Unsec. Nts., 2/28/21	CLP	40,000,000	62,414
Republic of Colombia:
Series B, 7.00% Bonds, 5/4/22	COP	350,000,000	125,520
Series B, 7.50% Bonds, 8/26/26	COP	145,000,000	53,888
Series B, 7.75% Bonds, 9/18/30	COP	50,000,000	18,991
Series B, 10.00% Bonds, 7/24/24	COP	130,000,000	54,183
Republic of Indonesia:
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	1,300,000,000	97,239
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	1,500,000,000	114,094
Series FR72, 8.25% Sr. Unsec. Nts., 5/15/36	IDR	1,580,000,000	125,110
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	1,020,000,000	84,713
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[3]	PEN	345,000	110,302
6.95% Sr. Unsec. Nts., 8/12/31[3]	PEN	40,000	13,349
7.84% Sr. Unsec. Nts., 8/12/20[3]	PEN	120,000	40,883
8.20% Sr. Unsec. Nts., 8/12/26[3]	PEN	125,000	45,723
Republic of Poland:
Series 0721, 1.75% Bonds, 7/25/21	PLN	530,000	131,751
Series 0726, 2.50% Bonds, 7/25/26	PLN	380,000	91,823
Republic of South Africa:
6.50% Bonds, 2/28/41	ZAR	860,000	45,841
Series 2023, 7.75% Bonds, 2/28/23	ZAR	250,000	18,388
Series 2030, 8.00% Bonds, 1/31/30	ZAR	2,220,000	152,307
Series 2037, 8.50% Bonds, 1/31/37	ZAR	900,000	61,311
Series R186, 10.50% Bonds, 12/21/26	ZAR	925,000	77,311
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	2,300,000	166,763

25        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Foreign Government Obligations (Continued)
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	65,000	$17,495
8.80% Bonds, 11/14/18	TRY	60,000	16,398
10.60% Bonds, 2/11/26	TRY	75,000	21,710
10.70% Bonds, 2/17/21	TRY	80,000	22,624
11.00% Bonds, 2/24/27	TRY	120,000	35,681
Romania:
5.90% Bonds, 7/26/17	RON	260,000	63,240
5.95% Bonds, 6/11/21	RON	160,000	43,390
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	4,825,000	85,170
Series 6210, 6.80% Bonds, 12/11/19	RUB	7,000,000	119,884
Series 6211, 7.00% Bonds, 1/25/23	RUB	5,800,000	99,732
Series 6212, 7.05% Bonds, 1/19/28	RUB	1,000,000	16,967
Series 6216, 6.70% Bonds, 5/15/19	RUB	18,500,000	318,826
United Mexican States:
Series M, 5.75% Bonds, 3/5/26	MXN	2,600,000	125,593
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	200,000	11,133
Series M10, 8.50% Bonds, 12/13/18	MXN	2,750,000	149,900
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	930,000	54,084
Series M20, 10.00% Bonds, 12/5/24	MXN	1,100,000	68,253
Series M30, 8.50% Sr. Unsec. Nts., 11/18/38	MXN	320,000	18,623
Series M30, 10.00% Bonds, 11/20/36	MXN	150,000	9,919
Total Foreign Government Obligations (Cost $4,334,411)			4,448,380
		Shares
Investment Companies—26.9%
iShares MSCI Brazil Capped Exchange Traded Fund		22,850	849,334
Oppenheimer Fundamental Alternatives Fund, Cl. I7		121,333	3,386,409
Oppenheimer Global High Yield Fund, Cl. I7		275,584	2,612,534
Oppenheimer Institutional Government Money Market Fund, Cl. E, 0.71%[7,8]		6,191,321	6,191,321
Oppenheimer Master Loan Fund, LLC[7]		64,963	1,065,204
Oppenheimer Senior Floating Rate Fund, Cl. I7		278,589	2,267,715
Total Investment Companies (Cost $16,159,720)			16,372,517
Total Investments, at Value (Cost $53,884,424)		99.0%	60,194,520
Net Other Assets (Liabilities)		1.0	585,979
Net Assets		100.0%	$60,780,499

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $391,684 or 0.64% of the Fund’s net assets at period end.

4. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $1,237,803. See Note 6 of the accompanying Notes.

5. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

6. Represents the current interest rate for a variable or increasing rate security.

26        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Footnotes to Statement of Investments (Continued)

7. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares October 31, 2016	Gross Additions	Gross Reductions		Shares April 30, 2017

Oppenheimer Fundamental Alternatives Fund, Cl. I	120,464	869	—		121,333
Oppenheimer Global High Yield Fund, Cl. I	599,838	12,825	337,079		275,584
Oppenheimer Institutional Government Money Market Fund, Cl. E	4,187,545	12,173,742	10,169,966		6,191,321
Oppenheimer Master Loan Fund, LLC	64,963	—	—		64,963
Oppenheimer Senior Floating Rate Fund, Cl. I	295,052	6,378	22,841		278,589

		Value	Income		Realized Gain

Oppenheimer Fundamental Alternatives Fund, Cl. I		$3,386,409	$23,892		$—
Oppenheimer Global High Yield Fund, Cl. I		2,612,534	120,570		73,807
Oppenheimer Institutional Government Money Market Fund, Cl. E		6,191,321	6,644		—
Oppenheimer Master Loan Fund, LLC		1,065,204	33,289	[a]	4,324[a]
Oppenheimer Senior Floating Rate Fund, Cl. I		2,267,715	51,847		5,599

Total		$15,523,183	$236,242		$83,730

     a. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

8. Rate shown is the 7-day yield at period end.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent

United States	$32,904,515	54.7%
France	3,477,515	5.8
Japan	2,941,912	4.9
United Kingdom	2,610,870	4.3
Brazil	2,285,014	3.8
Germany	1,942,933	3.2
Switzerland	1,599,394	2.7
China	1,349,952	2.2
India	1,157,748	1.9
Canada	1,083,250	1.8
Russia	1,000,082	1.7
Netherlands	838,016	1.4
Mexico	631,604	1.1
Spain	621,754	1.0
South Africa	620,471	1.0
Indonesia	506,898	0.8

27        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent

Hong Kong	$411,434	0.7%
Sweden	409,123	0.7
Denmark	406,307	0.7
Australia	354,798	0.6
South Korea	330,606	0.5
Colombia	302,178	0.5
Poland	267,278	0.4
Peru	224,086	0.4
Taiwan	218,265	0.4
Argentina	172,234	0.3
Ireland	170,970	0.3
Turkey	153,130	0.3
Philippines	141,024	0.2
Hungary	130,164	0.2
Italy	123,189	0.2
Singapore	121,446	0.2
Romania	106,630	0.2
New Zealand	95,994	0.2
Thailand	86,328	0.1
Finland	78,440	0.1
United Arab Emirates	75,786	0.1
Malaysia	70,458	0.1
Chile	62,415	0.1
Belgium	54,693	0.1
Israel	30,935	0.1
Nigeria	16,648	0.0
Jordan	8,033	0.0

Total	$60,194,520	100.0%

Forward Currency Exchange Contracts as of April 30, 2017

Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BAC	05/2017	BRL	570	USD	178	$1,320	$—
BAC	06/2017	INR	3,000	USD	45	1,873	—
BAC	06/2017	MYR	100	USD	23	232	—
BAC	05/2017	USD	182	BRL	570	2,806	—
BAC	06/2017	USD	486	CAD	655	6,066	—
BAC	06/2017	USD	954	CNH	6,620	—	2,292
BAC	05/2017	USD	5	MXN	100	2	—
BAC	06/2017	USD	3	TRY	10	—	85
BNP	06/2017	USD	202	THB	7,000	—	234
BOA	06/2017	COP	1,901,000	USD	629	12,236	—
BOA	05/2017 - 06/2017	EUR	1,295	USD	1,390	22,925	—
BOA	06/2017	HUF	1,700	USD	6	133	—
BOA	06/2017	IDR	3,230,000	USD	240	1,577	—
BOA	06/2017	INR	4,600	USD	70	1,373	—
BOA	06/2017	RON	45	USD	11	126	—
BOA	06/2017	THB	16,200	USD	464	4,271	499
BOA	06/2017 - 09/2017	TRY	930	USD	243	9,953	—

28        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

BOA	06/2017	TWD	44,000	USD	1,428	$31,384	$—
BOA	09/2017	USD	19	CLP	12,400	194	—
BOA	05/2017 - 06/2017	USD	1,790	EUR	1,685	—	48,557
BOA	06/2017	USD	9	HUF	2,500	34	15
BOA	06/2017	USD	73	IDR	983,200	—	218
BOA	06/2017	USD	187	INR	12,300	—	3,572
BOA	06/2017	USD	259	KRW	299,000	—	3,946
BOA	05/2017	USD	21	MXN	400	—	292
BOA	06/2017	USD	1,208	NOK	10,290	9,025	—
BOA	06/2017	USD	15	PLN	60	—	287
BOA	06/2017	USD	2	RON	10	—	42
BOA	06/2017	USD	55	RUB	3,300	—	2,448
BOA	06/2017	USD	367	SEK	3,310	—	7,402
BOA	06/2017	USD	285	THB	10,000	—	4,017
BOA	06/2017	USD	50	TRY	190	—	2,558
BOA	06/2017	USD	34	ZAR	450	369	—
BOA	06/2017	ZAR	880	USD	67	—	1,820
CITNA-B	05/2017	BRL	1,520	USD	480	—	1,202
CITNA-B	05/2017	CAD	556	USD	416	—	8,949
CITNA-B	06/2017	CZK	14,000	USD	552	18,092	—
CITNA-B	06/2017	EUR	650	USD	702	7,955	—
CITNA-B	05/2017	JPY	43,173	USD	417	—	29,244
CITNA-B	06/2017	MYR	1,110	USD	249	6,907	—
CITNA-B	06/2017	PLN	180	USD	45	996	—
CITNA-B	06/2017	TRY	3,890	USD	1,015	66,505	—
CITNA-B	06/2017	USD	91	ARS	1,470	—	2,597
CITNA-B	05/2017 - 06/2017	USD	933	BRL	2,980	1,219	3,519
CITNA-B	05/2017	USD	417	CAD	556	9,293	—
CITNA-B	06/2017	USD	48	COP	146,000	79	1,185
CITNA-B	06/2017	USD	1,811	GBP	1,475	—	101,390
CITNA-B	05/2017	USD	417	JPY	43,173	29,131	—
CITNA-B	05/2017	USD	5	MXN	100	—	18
CITNA-B	06/2017	USD	13	MYR	60	—	388
CITNA-B	06/2017	USD	186	PEN	620	—	3,698
CITNA-B	06/2017	USD	362	PLN	1,480	—	19,299
CITNA-B	06/2017	USD	60	RUB	3,600	18	2,722
CITNA-B	06/2017	USD	202	ZAR	2,690	2,966	928
DEU	06/2017	JPY	24,000	USD	210	5,412	—
DEU	06/2017	USD	45	CAD	60	796	—
DEU	06/2017	USD	433	CHF	435	—	5,383
DEU	06/2017	USD	48	EUR	45	—	1,486
DEU	06/2017	USD	255	ILS	940	—	5,221
DEU	06/2017	USD	833	JPY	91,000	15,598	—
DEU	06/2017	USD	52	ZAR	720	—	964
GSCO-OT	05/2017	BRL	140	USD	45	—	547
GSCO-OT	06/2017	COP	184,000	USD	62	—	273
GSCO-OT	05/2017 - 06/2017	EUR	2,045	USD	2,230	2,983	762

29        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

GSCO-OT	05/2017	MXN	500	USD	25	$1,796	$—
GSCO-OT	06/2017	NOK	11,550	USD	1,363	—	17,541
GSCO-OT	06/2017	USD	435	AUD	576	3,649	—
GSCO-OT	05/2017	USD	44	BRL	140	—	324
GSCO-OT	06/2017	USD	8	COP	22,000	235	—
GSCO-OT	06/2017	USD	9	IDR	126,000	4	—
GSCO-OT	05/2017	USD	11	MXN	200	150	—
GSCO-OT	06/2017	USD	12	MYR	55	—	275
GSCO-OT	06/2017	USD	6	PEN	20	—	53
GSCO-OT	06/2017	USD	54	RON	230	—	1,360
GSCO-OT	06/2017	USD	6	ZAR	80	136	—
HSBC	06/2017	CHF	95	USD	94	1,615	—
HSBC	06/2017	CLP	124,000	USD	187	—	2,035
HSBC	06/2017	CNH	2,020	USD	289	2,247	—
HSBC	06/2017	COP	15,000	USD	5	—	9
HSBC	06/2017	GBP	770	USD	986	12,289	—
HSBC	06/2017	IDR	310,000	USD	23	40	—
HSBC	06/2017	INR	16,000	USD	246	1,901	—
HSBC	06/2017	KRW	196,000	USD	170	2,763	—
HSBC	06/2017	PHP	400	USD	8	2	—
HSBC	06/2017	PLN	370	USD	91	4,458	—
HSBC	06/2017	TWD	5,000	USD	162	3,919	—
HSBC	06/2017	USD	616	CAD	830	7,637	—
HSBC	06/2017	USD	1	CLP	900	16	—
HSBC	06/2017	USD	790	CNH	5,490	366	2,719
HSBC	06/2017	USD	7	COP	20,000	97	—
HSBC	06/2017	USD	16	DKK	110	—	462
HSBC	06/2017	USD	85	GBP	70	—	5,515
HSBC	06/2017	USD	605	HKD	4,690	1,269	—
HSBC	06/2017	USD	127	HUF	37,000	—	2,144
HSBC	06/2017	USD	100	INR	6,500	—	726
HSBC	06/2017	USD	1,969	MXN	38,200	—	45,070
HSBC	06/2017	USD	343	NZD	490	6,683	—
HSBC	06/2017	USD	3	PEN	10	—	5
HSBC	06/2017	USD	430	SEK	3,860	—	7,101
HSBC	06/2017	USD	9	THB	300	35	—
JPM	05/2017	BRL	80	USD	25	46	86
JPM	06/2017	IDR	10,879,000	USD	813	1,009	1,287
JPM	06/2017	INR	41,000	USD	630	5,956	1,180
JPM	05/2017 - 06/2017	MXN	31,540	USD	1,588	74,710	—
JPM	06/2017	MYR	2,480	USD	553	18,585	—
JPM	06/2017	PEN	110	USD	33	406	—
JPM	06/2017	RUB	49,400	USD	831	28,055	—
JPM	05/2017	USD	26	BRL	80	309	—
JPM	06/2017	USD	3	CLP	2,000	45	—
JPM	06/2017	USD	2,928	EUR	2,760	—	85,304
JPM	06/2017	USD	7	HUF	2,000	31	—

30        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Forward Currency Exchange Contracts (Continued)

Counterparty	Settlement Month(s)		Currency Purchased (000’s)	Currency Sold (000’s)		Unrealized Appreciation	Unrealized Depreciation

JPM	06/2017	USD	7	IDR	94,000	$—	$31
JPM	06/2017	USD	219	JPY	25,000	—	5,298
JPM	06/2017	USD	610	KRW	696,000	67	2,475
JPM	05/2017	USD	5	MXN	100	—	7
JPM	06/2017	USD	648	MYR	2,900	—	20,483
JPM	06/2017	USD	236	PHP	12,000	—	2,074
JPM	06/2017	USD	5	PLN	20	—	1
JPM	06/2017	USD	74	RON	315	—	2,158
JPM	09/2017	USD	229	RUB	13,300	3,543	—
JPM	06/2017	USD	99	SGD	140	—	938
JPM	06/2017	USD	3	TRY	10	—	133
JPM	06/2017	USD	916	TWD	28,000	—	12,454
JPM	06/2017	USD	4	ZAR	60	—	157
TDB	05/2017	BRL	1,070	USD	335	2,477	—
TDB	09/2017	PLN	560	USD	137	6,756	—
TDB	05/2017 - 06/2017	USD	683	BRL	2,150	8,438	—
TDB	05/2017	USD	74	MXN	1,520	—	6,621

Total Unrealized Appreciation and Depreciation						$475,589	$494,085

Futures Contracts as of April 30, 2017

Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

Mexican Bolsa Index	MDX	Buy	6/16/17	30	$785,519	$31,654
Mini MSCI Emerging Market Index	NYF	Buy	6/16/17	17	832,150	19,321
Nikkei 225 Index	TYOE	Buy	6/8/17	2	344,472	(364)
S&P 500 E-Mini Index	CME	Buy	6/16/17	29	3,451,725	25,036
STOXX Europe 600 Index	EUX	Sell	6/16/17	31	647,507	(28,852)
United States Treasury Long Bonds	CBT	Buy	6/21/17	11	1,682,656	25,677
United States Treasury Nts., 10 yr.	CBT	Buy	6/21/17	59	7,417,406	2,652
United States Ultra Bonds	CBT	Buy	6/21/17	9	1,466,438	24,734

						$99,858

Over-the-Counter Currency Swap at April 30, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount Currency Received (000’s)	Notional Amount Currency Delivered (000’s)	Value

BOA	Pay	Six-Month USD BBA LIBOR	6.335%	3/23/20	INR 12,215	INR 187	$8,120

Centrally Cleared Interest Rate Swaps at April 30, 2017

	Pay/Receive Floating	Floating	Fixed	Maturity Notional Amount
Counterparty	Rate	Rate	Rate	Date	(000’s)	Value

BNP	Pay	BZDI	9.968%	1/4/21 BRL	355	$(125)

31        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
	Pay/Receive Floating	Floating	Fixed	Maturity Notional Amount
Counterparty	Rate	Rate	Rate	Date	(000’s)	Value

DEU	Pay	BZDI	9.975%	1/4/21 BRL	360	$(106)

GSCOI	Pay	MXN TIIE BANXICO	7.350	3/11/22 MXN	2,200	460

JPM	Receive	Three-Month USD BBA LIBOR	2.118	3/20/22 USD	105	(1,054)

		MXN TIIE
JPM	Pay	BANXICO	7.160	4/4/19 MXN	15,500	(497)

Total Centrally Cleared Interest Rate Swaps						$(1,322)

Over-the-Counter Interest Rate Swaps at April 30, 2017

Counterparty	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Value

BOA	Pay	Three-Month MYR KLIBOR BNM	3.470%	10/27/21 MYR	950	$(2,309)

BOA	Pay	Three-Month MYR KLIBOR BNM	3.290	10/27/18 MYR	570	(537)

CITNA-B	Pay	BZDI	10.910	1/2/23 BRL	1,100	2,277

GSCOI	Pay	Three-Month COP IBR OIS Compound	5.175	4/20/20 COP	545,000	1,104

JPM	Pay	Three-Month COP IBR OIS Compound	6.520	10/27/26 COP	171,000	3,548

JPM	Pay	Three-Month COP IBR OIS Compound	5.700	3/8/19 COP	805,000	2,866

Total Over-the-Counter Interest Rate Swaps						$6,949

Over-the-Counter Total Return Swaps at April 30, 2017

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value

NDDUMAF Index	GSCOI	Receive	One-Month USD BBA LIBOR plus 40 basis points	5/12/17	USD	825	$30,956

NDEUSRU Index	BOA	Receive	One-Month USD BBA LIBOR plus 88 basis points	6/20/17	USD	780	19,098

NDEUSSA Index	BOA	Receive	One-Month USD BBA LIBOR minus 5 basis points	7/25/17	USD	859	13,228

OAIIX Reference Fund**	SOG	Receive	One-Month USD BBA LIBOR plus 85 basis points	12/29/17	USD	997	2,215

OAIIX Reference Fund**	GSCOI	Receive	One-Month USD BBA LIBOR plus 100 basis points	8/7/17	USD	3,712	13,901

32        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Over-the-Counter Total Return Swaps (Continued)

Reference Asset	Counterparty	Pay/Receive Total Return*	Floating Rate	Maturity Date		Notional Amount (000’s)	Value
			One-Month USD
			BBA LIBOR plus
OAIIX Reference Fund**	SOG	Receive	85 basis points	9/18/17	USD	3,712	$13,992

			One-Month USD
PowerShares Senior Loan			BBA LIBOR plus
Exchange Traded Fund	CITNA-B	Receive	20 basis points	8/18/17	USD	3,289	9,154

			One-Month USD
			BBA LIBOR plus
QOPIX Reference Fund**	GSCOI	Receive	100 basis points	8/7/17	USD	4,948	25,400

Total Over-the-Counter Total Return Swaps							$127,944

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

** The Reference Asset is an affiliated Fund.

		Realized Gain/
Reference Asset	Value	(Loss)
OAIIX Reference Fund	$30,108	$9,014

QOPIX Reference Fund	25,400	51,123

Total	$55,508	$60,137

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SOG	Societe Generale Securities Corp.
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNH	Offshore Chinese Renminbi
COP	Colombian Peso
CZK	Czech Koruna

33        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)
DKK	Danish Krone
EUR	Euro
GBP	British Pound Sterling
HKD	Hong Kong Dollar
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	New Romanian Leu
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Definitions
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BNM	Bank Negara Malaysia
BZDI	Brazil Interbank Deposit Rate
IBR	Indicador Bancario de Referencia
KLIBOR	Kuala Lumpur Interbank Offered Rate
MSCI	Morgan Stanley Capital International
NDDUMAF	MSCI Malaysia NETR USD Index
NDEUSRU	MSCI Daily Emerging Markets Russia Net Total Return US Dollar Index
NDEUSSA	MSCI Emerging Africa South Africa NETR USD Index
OAIIX	Oppenheimer Global Multi Strategies Fund
OIS	Overnight Index Swap
QOPIX	Oppenheimer Fundamental Alternatives Fund
S&P	Standard & Poor’s
TIIE	Interbank Equilibrium Interest Rate

Exchange Abbreviations
CBT	Chicago Board of Trade
CME	Chicago Mercantile Exchanges
EUX	European Stock Exchange
MDX	Mexican Derivatives Market
NYF	New York Futures Exchange

34        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Exchange Abbreviations (Continued)
TYOE	Tokyo Stock Exchange

See accompanying Notes to Financial Statements.

35        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES April 30, 2017 Unaudited

Assets
Investments, at value—see accompanying statement of investments:
Unaffiliated companies (cost $38,575,692)	$44,671,337
Affiliated companies (cost $15,308,732)	15,523,183

60,194,520
Cash	5,661
Cash—foreign currencies (cost $10,473)	10,087
Cash used for collateral on futures	268,000
Cash used for collateral on centrally cleared swaps	19,542
Unrealized appreciation on forward currency exchange contracts	475,589
Swaps, at value	90,351
Affiliated swaps, at Value	55,508
Centrally cleared swaps, at value	460
Receivables and other assets:
Interest and dividends	245,192
Investments sold	223,359
Variation margin receivable	14,833
Shares of beneficial interest sold	3,526
Other	34,328

Total assets	61,640,956
Liabilities
Unrealized depreciation on forward currency exchange contracts	494,085
Swaps, at value	2,846
Centrally cleared swaps, at value	1,782
Payables and other liabilities:
Investments purchased	279,816
Variation margin payable	12,456
Distribution and service plan fees	12,167
Foreign capital gains tax	4,940
Shares of beneficial interest redeemed	4,000
Shareholder communications	2,589
Trustees’ compensation	392
Other	45,384

Total liabilities	860,457
Net Assets	$60,780,499

Composition of Net Assets
Par value of shares of beneficial interest	$5,570
Additional paid-in capital	55,932,690
Accumulated net investment loss	(880,295)
Accumulated net realized loss on investments and foreign currency transactions	(821,957)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	6,544,491

Net Assets	$60,780,499

36        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of $57,609,971 and 5,278,362 shares of beneficial interest outstanding)	$10.91
Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)	$11.58

Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,016,304 and 93,708 shares of beneficial interest outstanding)	$10.85

Class I Shares:
Net asset value, redemption price and offering price per share (based on net assets of $10,926 and 1,000 shares of beneficial interest outstanding)	$10.93

Class R Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,004,622 and 184,063 shares of beneficial interest outstanding)	$10.89

Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $138,676 and 12,683 shares of beneficial interest outstanding)	$10.93

See accompanying Notes to Financial Statements.

37        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENT OF

OPERATIONS For the Six Months Ended April 30, 2017 Unaudited

Allocation of Income and Expenses from Master Fund[1]
Net investment income allocated from Oppenheimer Master Loan Fund, LLC:
Interest	$31,897
Dividends	1,392
Net expenses	(1,844)

Net investment income allocated from Oppenheimer Master Loan Fund, LLC	31,445

Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $21,877)	316,847
Affiliated companies	202,953

Interest (net of foreign withholding taxes of $5,036)	184,695

Total investment income	704,495

Expenses
Management fees	209,392

Distribution and service plan fees:
Class A	1,911
Class C	3,608
Class R	4,187

Transfer and shareholder servicing agent fees:
Class A	58,641
Class C	797
Class I	2
Class R	1,849
Class Y	123

Shareholder communications:
Class A	10,057
Class C	2,484
Class R	6,821
Class Y	1,143

Legal, auditing and other professional fees	42,836

Registration fees	40,629

Custodian fees and expenses	27,343

Trustees’ compensation	444

Other	14,575

Total expenses	426,842
Less waivers and reimbursements of expenses	(114,733)

Net expenses	312,109

Net Investment Income	423,831

38        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes premiums on options exercised)(net of foreign capital gains tax of $1,980)	$205,278
Affiliated companies	79,406
Closing and expiration of futures contracts	(140,322)
Foreign currency transactions	27,062
Swap contracts	233,385
Affiliated Swap Contracts	60,137

Net realized gain allocated from:
Oppenheimer Master Loan Fund, LLC	4,324

Net realized gain	469,270

Net change in unrealized appreciation/depreciation on:
Investment transactions	4,048,774
Translation of assets and liabilities denominated in foreign currencies	(258,503)
Futures contracts	300,325
Swap contracts	31,384
Affiliated Swap Contracts	26,674

Net change in unrealized appreciation/depreciation allocated from:
Oppenheimer Master Loan Fund, LLC	1,814

Net change in unrealized appreciation/depreciation	4,150,468

Net Increase in Net Assets Resulting from Operations	$5,043,569

1. The Fund invests in a certain affiliated mutual fund that expects to be treated as a partnership for tax purposes.

See Note 4 of the accompanying Notes.

See accompanying Notes to Financial Statements.

39        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016

Operations
Net investment income	$423,831	$701,043

Net realized gain (loss)	469,270	(168,676)

Net change in unrealized appreciation/depreciation	4,150,468	847,286

Net increase in net assets resulting from operations	5,043,569	1,379,653

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(2,538,513)	(430,562)
Class C	(24,896)	(1,003)
Class I	(518)	(94)
Class R	(75,468)	(77)
Class Y	(5,578)	(89)

	(2,644,973)	(431,825)

Distributions from net realized gain:
Class A	—	(1,201)
Class C	—	(3)
Class I	—	—
Class R	—	—
Class Y	—	—

	—	(1,204)

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class A	1,782,426	1,117,784
Class C	449,273	451,421
Class I	—	—
Class R	700,937	1,209,357
Class Y	44,240	80,106

	2,976,876	2,858,668

Net Assets
Total increase	5,375,472	3,805,292

Beginning of period	55,405,027	51,599,735

End of period (including accumulated net investment income (loss) of $(880,295) and $1,340,847, respectively)	$60,780,499	$55,405,027

See accompanying Notes to Financial Statements.

40        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS

Class A	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.49	$10.30	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.08	0.14	0.02
Net realized and unrealized gain	0.84	0.14	0.28

Total from investment operations	0.92	0.28	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.09)	0.00
Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.50)	(0.09)	0.00

Net asset value, end of period	$10.91	$10.49	$10.30

Total Return, at Net Asset Value[5]	9.16%	2.73%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$57,610	$53,579	$51,525

Average net assets (in thousands)	$53,786	$50,502	$49,048

Ratios to average net assets:[6]
Net investment income	1.53%[7]	1.38%[7]	1.07%
Total expenses[8]	1.47%[7]	1.42%[7]	1.61%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%[7]	1.10%[7]	1.05%

Portfolio turnover rate	16%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.61%
Year Ended October 31, 2016	1.53%
Period Ended October 30, 2015	1.72%

See accompanying Notes to Financial Statements.

41        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.41	$10.29	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.04	0.04	0.01
Net realized and unrealized gain	0.85	0.15	0.28

Total from investment operations	0.89	0.19	0.29

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.45)	(0.07)	0.00
Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.45)	(0.07)	0.00

Net asset value, end of period	$10.85	$10.41	$10.29

Total Return, at Net Asset Value[5]	8.90%	1.88%	2.90%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,016	$522	$45

Average net assets (in thousands)	$735	$308	$28

Ratios to average net assets:[6]
Net investment income	0.79%[7]	0.36%[7]	0.42%
Total expenses[8]	3.10%[7]	3.05%[7]	2.34%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.85%[7]	1.85%[7]	1.81%

Portfolio turnover rate	16%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	3.24%
Year Ended October 31, 2016	3.16%
Period Ended October 30, 2015	2.45%

See accompanying Notes to Financial Statements.

42        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class I	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.51	$10.31	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.09	0.16	0.02
Net realized and unrealized gain	0.85	0.13	0.29

Total from investment operations	0.94	0.29	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.52)	(0.09)	0.00
Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.52)	(0.09)	0.00

Net asset value, end of period	$10.93	$10.51	$10.31

Total Return, at Net Asset Value[5]	9.39%	2.91%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$11	$10

Average net assets (in thousands)	$10	$10	$10

Ratios to average net assets:[6]
Net investment income	1.79%[7]	1.61%[7]	1.27%
Total expenses[8]	1.22%[7]	1.19%[7]	1.30%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.85%[7]	0.85%[7]	0.84%

Portfolio turnover rate	16%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	1.36%
Year Ended October 31, 2016	1.30%
Period Ended October 30, 2015	1.41%

See accompanying Notes to Financial Statements.

43        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.47	$10.30	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.07	0.04	0.01
Net realized and unrealized gain	0.84	0.21	0.29

Total from investment operations	0.91	0.25	0.30

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.49)	(0.08)	0.00
Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.49)	(0.08)	0.00

Net asset value, end of period	$10.89	$10.47	$10.30

Total Return, at Net Asset Value[5]	9.11%	2.43%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,004	$1,204	$10

Average net assets (in thousands)	$1,703	$226	$10

Ratios to average net assets:[6]
Net investment income	1.29%[7]	0.43%[7]	0.77%
Total expenses[8]	2.73%[7]	2.07%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.35%[7]	1.33%[7]	1.33%

Portfolio turnover rate	16%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	2.87%
Year Ended October 31, 2016	2.18%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

44        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Class Y	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016	Period Ended October 30, 2015[1,2]

Per Share Operating Data
Net asset value, beginning of period	$10.51	$10.31	$10.00

Income (loss) from investment operations:
Net investment income[3]	0.09	0.12	0.02
Net realized and unrealized gain	0.83	0.17	0.29

Total from investment operations	0.92	0.29	0.31

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.50)	(0.09)	0.00
Distributions from net realized gain	0.00	(0.00)[4]	0.00

Total dividends and/or distributions to shareholders	(0.50)	(0.09)	0.00

Net asset value, end of period	$10.93	$10.51	$10.31

Total Return, at Net Asset Value[5]	9.21%	2.86%	3.10%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$139	$89	$10

Average net assets (in thousands)	$113	$23	$10

Ratios to average net assets:[6]
Net investment income	1.68%[7]	1.13%[7]	1.17%
Total expenses[8]	3.47%[7]	1.52%[7]	1.48%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.95%[7]	0.94%[7]	0.94%

Portfolio turnover rate	16%	61%	8%

1. Represents the last business day of the Fund’s reporting period.

2. For the period from August 27, 2015 (commencement of operations) to October 30, 2015.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Includes the Fund’s share of the allocated expenses and/or net investment income from the master fund.

8. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended April 30, 2017	3.61%
Year Ended October 31, 2016	1.63%
Period Ended October 30, 2015	1.59%

See accompanying Notes to Financial Statements.

45        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS April 30, 2017 Unaudited

1. Organization

Oppenheimer Global Multi-Asset Growth Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. The Sub-Adviser has entered into a sub-sub-advisory agreement with Barings LLC, formerly known as Barings Real Estate Advisers LLC, and OFI SteelPath, Inc. (collectively, the “Sub-Sub-Advisers”). The Fund commenced operations on August 27, 2015.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at Market Close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized

46        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

gains or losses from investments shown in the Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income and capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Return of Capital Estimates. Distributions received from the Fund’s investments in Master Limited Partnerships (MLPs) and Real Estate Investments Trusts (REITs), generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates. Such estimates are based on historical information available from each MLP, REIT and other industry sources. These estimates may subsequently be revised based on information received from MLPs and REITs after their tax reporting periods are concluded.

47        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. This rate increased to 2.00% effective January 1, 2017. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended October 31, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

During the fiscal year ended October 31, 2016, the Fund did not utilize any capital loss carryforward to offset capital gains realized in that fiscal year. Details of the fiscal year ended October 31, 2016 capital loss carryforwards are included in the table below. Capital loss carryforwards with no expiration, if any, must be utilized prior to those with expiration dates. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring

No expiration	$1,282,776

At period end, it is estimated that the capital loss carryforwards would be $813,506, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund

48        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

2. Significant Accounting Policies (Continued)

will utilize $469,270 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$54,041,013
Federal tax cost of other investments	(15,422,244)

Total federal tax cost	$38,618,769

Gross unrealized appreciation	$8,218,184
Gross unrealized depreciation	(1,830,282)

Net unrealized appreciation	$6,387,902

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Recent Accounting Pronouncement. In October 2016, the Securities and Exchange Commission (“SEC”) adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. OFI Global is currently evaluating the amendments and their impact, if any, on the Fund’s financial statements.

49        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event

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3. Securities Valuation (Continued)

probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

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NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are measured using net asset value and are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$2,696,686	$4,074,022	$—	$6,770,708
Consumer Staples	1,591,518	1,770,197	—	3,361,715
Energy	872,389	405,578	—	1,277,967
Financials	3,377,697	2,870,129	—	6,247,826
Health Care	2,698,679	1,366,902	—	4,065,581
Industrials	1,747,559	3,686,084	—	5,433,643
Information Technology	5,239,227	2,543,440	—	7,782,667
Materials	740,574	601,444	—	1,342,018
Telecommunication Services	303,388	916,283	—	1,219,671
Utilities	334,682	91,405	—	426,087
Preferred Stocks	8,249	199,688	—	207,937
U.S. Government Obligation	—	1,237,803	—	1,237,803
Foreign Government Obligations	—	4,448,380	—	4,448,380
Investment Companies	15,307,313	1,065,204	—	16,372,517

Total Investments, at Value	34,917,961	25,276,559	—	60,194,520
Other Financial Instruments:
Swaps, at value	—	90,351	—	90,351
Centrally cleared swaps, at value	—	460	—	460
Affiliated swaps, at value	—	55,508	—	55,508
Futures contracts	129,074	—	—	129,074
Forward currency exchange contracts	—	475,589	—	475,589

Total Assets	$35,047,035	$25,898,467	$—	60,945,502

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(2,846)	$—	$(2,846)
Centrally cleared swaps, at value	—	(1,782)	—	(1,782)
Futures contracts	(29,216)	—	—	(29,216)
Forward currency exchange contracts	—	(494,085)	—	(494,085)

Total Liabilities	$(29,216)	$(498,713)	$—	$(527,929)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in

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3. Securities Valuation (Continued)

the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 1 and Level 2. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 1*	Transfers out of Level 1**	Transfers into Level 2**	Transfers out of Level 2*

Assets Table
Investments, at Value:
Common Stocks
Consumer
Staples	$–	$(55,549)	$55,549	$–
Information
Technology	447,983	–	–	(447,983)
Materials	196,315	–	–	(196,315)

Total Assets	$644,298	$(55,549)	$55,549	$(644,298)

* Transfers from Level 2 to Level 1 are a result of the availability of quoted prices from an active market which were not available and have become available.

** Transfers from Level 1 to Level 2 are a result of a change from the use of an exchange traded price to a valuation received from a third-party pricing service or a fair valuation determined based on observable market information other than quoted prices from an active market.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

53        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

    Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”) which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Fund. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund,

LLC (the “Master Fund”). The Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in the Master Fund, the Fund will have greater exposure to the risks of the Master Fund.

    The investment objective of the Master Fund is to seek income. The Fund’s investment in the Master Fund is included in the Statement of Investments. The Fund recognizes income and gain/(loss) on its investment in the master fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Fund. As a shareholder, the Fund is subject to its proportional share of the Master Fund’s expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Fund. The Fund owns 0.1% of the Master Fund at period end.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an

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4. Investments and Risks (Continued)

equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

    The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

Shareholder Concentration. At period end, one shareholder owned 20% or more of the Fund’s total outstanding shares.

    The shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment manager and its affiliates, affiliated broker dealers, fund of funds, and directors or employees. The related party owned 90% of the Fund’s total outstanding shares at period end.

55        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

56        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

    Forward contracts are reported on a schedule following the Statement of Investments. The unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable (or payable) and in the Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations.

    The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

    During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $24,356,579 and $29,395,105, respectively.

    Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures

57        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

    Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

    The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

    During the reporting period, the Fund had an ending monthly average market value of $15,596,224 and $4,895,729 on futures contracts purchased and sold, respectively.

    Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

    Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

58        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

    During the reporting period, the Fund had an ending monthly average market value of $24,571 on purchased put options.

    At period end, the Fund had no purchased options outstanding.

    Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

    The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

    At period end, the Fund had no written options outstanding.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of October 31, 2016	–	$–
Options written	147,522,000	171,617
Options exercised	(147,522,000)	(171,617)
Options outstanding as of April 30, 2017	–	$–

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction

59        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

(“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

    Swap contracts are reported on a schedule following the Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

    Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Currency Swap Contracts. A currency swap contract is an agreement between counterparties to exchange different currencies at contract inception that are equivalent to a notional value. The exchange at contract inception is made at the current spot rate. The contract also includes an agreement to reverse the exchange of the same notional values of those currencies at contract termination. The re-exchange at contract termination may take place at the same exchange rate, a specified rate or the then current spot rate. Certain currency swap contracts provide for exchanging the currencies only at contract termination and can provide for only a net payment in the settlement currency, typically USD. A currency swap contract may also include the exchange of periodic payments, between the counterparties, that are based on interest rates available in the respective currencies at contract inception. Other currency swap contracts may not provide for exchanging the different currencies at all, and only for exchanging interest cash flows based on the notional value in the contract.

The Fund has entered into currency swap contracts with the obligation to pay an interest rate on the dollar notional amount and receive an interest rate on the various foreign currency notional amounts. These currency swap contracts increase exposure to, or decrease exposure away from, foreign exchange and interest rate risk.

For the reporting period, the Fund had ending monthly average notional amounts of $53,999 on currency swaps which receive a fixed rate.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk. Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow

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6. Use of Derivatives (Continued)

stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $304,532 and $ 1,123,135 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps on various equity securities or indexes to increase or decrease exposure to equity risk. These equity risk related total return swaps require the Fund to pay or receive a floating reference interest rate, and an amount equal to the opposite price movement of securities or an index (expressed as a percentage) multiplied by the notional amount of the contract. Equity leg payments equal to the positive price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract and, in some cases, dividends paid on the securities. Reference leg payments equal a floating reference interest rate and an amount equal to the negative price movement of the same securities or index (expressed as a percentage) multiplied by the notional amount of the contract.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

The Fund may enter into total return swaps on various commodity indexes to increase or decrease exposure to commodity risk. These commodity risk related total return swaps require the Fund to pay or receive a fixed or a floating reference interest rate, and an amount equal to the opposite price movement of an index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments equal to the positive price movement of the same index (expressed as a percentage) multiplied by the notional amount of the contract. The Fund will receive payments of a fixed or a floating reference interest rate and an amount equal to the negative price movement of the same

61        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

index (expressed as a percentage) multiplied by the notional amount of the contract.

Total Return Swaps on Shares of Affiliated Funds. The Fund has entered into total return swaps on an Affiliated Fund or Funds. This investment technique provides the Fund with synthetic long investment exposure to the performance of the Affiliated Fund through payments made by a swap dealer counterparty to the Fund under the swap that reflect the positive total return (inclusive of dividends and distributions) on those shares. In exchange, the Fund would make periodic payments to the counterparty under the swap based on a fixed or variable interest rate, as well as payments reflecting any negative total return on those shares. The swap provides the Fund with the economic equivalent of ownership of those shares through an entitlement to receive any gains realized, and dividends paid, on the shares, and an obligation to pay any losses realized on the shares. This investment technique provides the Fund effectively with leverage intended to achieve an economic effect similar to the Fund’s purchase of shares of the Affiliated Fund with borrowed money.

For the reporting period, the Fund had ending monthly average notional amounts of $20,069,422 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

62        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

    For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

    The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

    With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

    There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

    Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

    Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

    For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party

63        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$ 134,046	$ (78,519)	$–	$ –	$55,527
Barclays Bank plc	12,299	(2,377)	–	–	9,922
Citibank NA	154,592	(154,592)	–	–	–
Deutsche Bank AG	21,806	(13,054)	–	–	8,752
Goldman Sachs Bank USA	8,953	(8,953)	–	–	–
Goldman Sachs International	71,361	–	–	–	71,361
HSBC Bank USA NA	45,337	(45,337)	–	–	–
JPMorgan Chase Bank NA	139,176	(134,066)	–	–	5,110
Societe Generale Securities Corp.	16,207	(6,621)	–	–	9,586
Toronto Dominion Bank	17,671	(6,621)	–	–	11,050

	$ 621,448	$ (450,140)	$–	$ –	$171,308

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$ (78,519)	$ 78,519	$–	$ –	$–
Barclays Bank plc	(2,377)	2,377	–	–	–
BNP Paribas	(234)	–	–	–	(234)
Citibank NA	(175,139)	154,592	–	–	(20,547)

64        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Deutsche Bank AG	$ (13,054)	$ 13,054	$ –	$ –	$–
Goldman Sachs Bank USA	(21,135)	8,953	–	–	(12,182)
HSBC Bank USA, NA	(65,786)	45,337	–	–	(20,449)
JPMorgan Chase Bank NA	(134,066)	134,066	–	–	–
Toronto Dominion Bank	(6,621)	6,621	–	–	–

	$ (496,931)	$ 443,519	$ –	$ –	$(53,412)

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives			Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value		Statement of Assets and Liabilities Location	Value

Equity contracts	Affiliated swaps, at value	$55,508
Credit contracts	Swaps, at value	9,154
Equity contracts	Swaps, at value	63,282
Forward currency exchange contracts	Swaps, at value	8,120
Interest rate contracts	Swaps, at value	9,795		Swaps, at value	$2,846
Interest rate contracts	Centrally cleared swaps, at value	460		Centrally cleared swaps, at value	1,782
Equity contracts	Variation margin receivable	3,818	*	Variation margin payable	12,456	*
Interest rate contracts	Variation margin receivable	11,015	*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	475,589		Unrealized depreciation on forward currency exchange contracts	494,085

Total		$636,741			$511,169

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

The effect of derivative instruments on the Statement of Operations is as follows:

65        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies (including premiums on options exercised)*	Closing and expiration of futures contracts	Foreign currency transactions

Credit contracts	$—	$—	$—
Equity contracts	(22,191)	554,932	—
Forward currency exchange contracts	(159,220)	—	30,183
Interest rate contracts	—	(465,711)	—
Volatility contracts	—	(229,543)	—

Total	$(181,411)	$(140,322)	$30,183

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Swap contracts	Affiliated swap contracts	Total

Credit contracts	$65,058	$—	$65,058
Equity contracts	172,209	60,137	765,087
Forward currency exchange contracts	—	—	(129,037)
Interest rate contracts	(3,882)	—	(469,593)
Volatility contracts	—	—	(229,543)

Total	$233,385	$60,137	$1,972

* Includes purchased option contracts, purchased swaption contracts, written option contracts exercised and written swaption contracts exercised, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Futures contracts	Translation of assets and liabilities denominated in foreign currencies	Swap contracts	Affiliated swap contacts	Total

Credit contracts	$—	$—	$39,877	$—	$39,877
Equity contracts	73,391	—	(28,909)	26,674	71,156
Forward currency exchange contracts	—	(265,046)	8,120	—	(256,926)
Interest rate contracts	226,934	—	12,296	—	239,230

Total	$300,325	$(265,046)	$31,384	$26,674	$93,337

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

66        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

7. Shares of Beneficial Interest (Continued)

	Six Months Ended April 30, 2017		Year Ended October 31, 2016
	Shares	Amount	Shares	Amount

Class A
Sold	181,170	$1,897,281	110,293	$1,145,240
Dividends and/or distributions reinvested	6,529	65,222	51	507
Redeemed	(17,507)	(180,077)	(2,664)	(27,963)

Net increase	170,192	$1,782,426	107,680	$1,117,784

Class C
Sold	57,197	$590,045	54,603	$542,162
Dividends and/or distributions reinvested	2,457	24,449	95	936
Redeemed	(16,074)	(165,221)	(8,867)	(91,677)

Net increase	43,580	$449,273	45,831	$451,421

Class I
Sold	—	$—	—	$—
Dividends and/or distributions reinvested	—	—	—	—
Redeemed	—	—	—	—

Net increase	—	$—	—	$—

Class R
Sold	100,242	$1,027,817	114,762	$1,217,684
Dividends and/or distributions reinvested	7,520	74,979	—	2
Redeemed	(38,682)	(401,859)	(779)	(8,329)

Net increase	69,080	$700,937	113,983	$1,209,357

Class Y
Sold	7,082	$74,557	7,673	$81,837
Dividends and/or distributions reinvested	508	5,076	—	—
Redeemed	(3,418)	(35,393)	(162)	(1,731)

Net increase	4,172	$44,240	7,511	$80,106

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$8,512,189	$12,201,790
U.S. government and government agency obligations	—	724,541

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

67        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Fee Schedule
Up to $500 million	0.75%
Next $500 million	0.70
Next $4.0 billion	0.65
Over $5.0 billion	0.60

The Fund’s effective management fee for the reporting period was 0.75% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Sub-Sub-Adviser Fees. The Sub-Adviser retains the Sub-Sub-Advisers to provide the day-to-day portfolio management of the Fund. Under the Sub-Sub-Advisory Agreement, the Sub-Adviser pays the Sub-Sub-Advisers an annual fee in monthly installments, based on the average daily net assets of the Fund. The fee paid to the Sub-Sub-Advisers under the Sub-Sub-Advisory agreement is paid by the Sub-Adviser, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included

68        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

9. Fees and Other Transactions with Affiliates (Continued)

as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

Six Months Ended	Class A Front-End Sales Charges Retained by Distributor	Class A Contingent Deferred Sales Charges Retained by Distributor	Class C Contingent Deferred Sales Charges Retained by Distributor	Class R Contingent Deferred Sales Charges Retained by Distributor

April 30, 2017	$8,457	$—	$138	$—

69        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 1.10% for Class A shares, 1.85% for Class C shares, 0.85% for Class I shares, 1.35% for Class R shares and 0.95% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business.

During the reporting period, the Manager waived fees and/or reimbursed the Fund as follows:

Class A	$56,056
Class C	4,018
Class I	12
Class R	10,337
Class Y	1,319

This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective January 1, 2017, the Transfer Agent has voluntarily agreed to waive fees and/or reimburse Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

Class A	$2,683
Class C	41
Class R	90
Class Y	5

This fee waiver and/or reimbursement may be terminated at any time.

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investments in Affiliated Funds. During the reporting period, the Manager waived fees and/or reimbursed the Fund $40,172 for these management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

70        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

71        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

DISTRIBUTION SOURCES Unaudited

For any distribution that took place over the Fund’s reporting period, the table below details, on a per-share basis, the percentage of the Fund’s total distribution payment amount that was derived from the following sources: net income, net profit from the sale of securities, and other capital sources. This information is based upon income and capital gains using generally accepted accounting principles as of the date of each distribution. For certain securities, such as Real Estate Investment Trusts (“REITs”) and Master Limited Partnerships (“MLPs”), the percentages attributed to each category (net income, net profit from sale and other capital sources) are estimated using historical information because the character of the amounts received from the REITs and MLPs in which the fund invests is unknown until after the end of the calendar year. Because the Fund is actively managed, the relative amount of the Fund’s total distributions derived from various sources over the calendar year may change. Please note that this information should not be used for tax reporting purposes as the tax character of distributable income may differ from the amounts used for this notification. You will receive IRS tax forms in the first quarter of each calendar year detailing the actual amount of the taxable and non-taxable portion of distributions paid to you during the tax year.

For the most current information, please go to oppenheimerfunds.com. Select your Fund, then the ‘Detailed’ tab; where ‘Dividends’ are shown, the Fund’s latest pay date will be followed by the sources of any distribution, updated daily.

Fund Name	Pay Date	Net Income	Net Profit from Sale	Other Capital Sources
Oppenheimer Global Multi-Asset Growth Fund	12/20/16	55.0%	0.0%	45.0%

72        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Trustees and Officers	Brian F. Wruble, Chairman of the Board of Trustees and Trustee
Beth Ann Brown, Trustee
Edmund P. Giambastiani, Jr., Trustee
Elizabeth Krentzman, Trustee
Mary F. Miller, Trustee
Joel W. Motley, Trustee
Joanne Pace, Trustee
Daniel Vandivort, Trustee
Mark Hamilton, Vice President
Dokyoung Lee, Vice PresidentJoseph Welsh, Vice President
Benjamin Rockmuller, Vice President
Alessio de Longis, Vice President
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder Servicing Agent	OFI Global Asset Management, Inc.

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered Public Accounting Firm	KPMG LLP

Legal Counsel	Kramer Levin Naftalis & Frankel LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

© 2017 OppenheimerFunds, Inc. All Rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

●	Applications or other forms
●	When you create a user ID and password for online account access
●	When you enroll in eDocs Direct,SM our electronic document delivery service
●	Your transactions with us, our affiliates or others
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

74        OPPENHEIMER GLOBAL MULTI-ASSET GROWTH FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated November 2016. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2017 OppenheimerFunds Distributor, Inc. All rights reserved.

RS2015.001.0417 June 23, 2017

Item 2.  Code of Ethics.

Not applicable to semiannual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company

and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 4/30/2017, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Not applicable to semiannual reports.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Multi-Asset Growth Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	6/16/2017

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	6/16/2017